Acquisition	12 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
ACQUISITION

NOTE 3 – ACQUISITION

On September 29, 2018 (the "Closing Date"), the Company entered into an Asset Purchase Agreement ("APA") with Blind Faith Concepts Holdings, Inc. a Nevada Corporation (the "Seller") whereby the Company completed the acquisition of 100% of the assets of "NFID" from the Seller which consisted of three trademarks related to the NFID brand, the NFID website, shoe designs and samples, and the assumption of a one-year Brand Ambassador Agreement in exchange for 2,000,000 shares of common capital stock of the Company. NFID is a recently developed unisex apparel brand. The Company plans on continuing product development to fully launch the product. The Company's acquisition of the NFID assets gives the Company access to the growing market for unisex products.

As a result of the APA, the Company has elected to no longer be deemed a "Business Development Company" as defined by the Investment Company Act of 1940, as amended from time to time (the "Act"). The withdrawal was generally approved by the shareholders of the Company on April 11, 2017, as evidenced on the Definitive Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934 filed on June 5, 2017. The Board, under authority granted by the shareholders, approved the withdrawal on September 27, 2018. On September 28, 2018, the Company filed Form N-54C, officially withdrawing its election to be subject to sections 55 through 65 of the Act.

Pursuant to ASU 2017-01 and ASC 805, the Company analyzed the ASA to determine if the Company acquired a business or acquired assets. Based on this analysis, it was determined that the Company acquired assets. Pursuant to the terms of the APA, the Company issued 2,000,000 shares of common capital stock of the Company in exchange for 100% of the NFID assets. The shares were valued at $152,235, or $0.08 per share, the fair value of the Company's common stock based on the fair value of assets acquired. No goodwill should be recorded since the APA was accounted for as an asset purchase.

The relative fair value of the assets acquired were based on management's estimates of the fair values on September 29, 2018. Based upon the purchase price allocation, the following table summarizes the estimated relative fair value of the assets acquired at the date of acquisition:

Prepaid expenses	$17,500
Intangible assets	134,735
Total assets acquired at fair value	152,235
Total purchase consideration	$152,235

The Company valued the three trademarks acquired at their historical cost of $29,440 which approximates fair market value. The Company valued the Brand Ambassador Agreement at $105,295 using the estimated fair value of required social media posts by the artist/singer Max Schneider, known as Max ("MAX"). MAX is considered a social media influencer with over 600,000 Instagram followers and over 1.5 million YouTube subscribers.

Pursuant to the Brand Ambassador Agreement, the Company was to incur a minimum cash payment of $35,000 related to a minimum royalty payment of which $17,500 was paid prior to the Closing Date. The remaining $17,500 was due on January 27, 2019 and was not paid due to cancellation of the agreement.

At December 31, 2018, based on management's impairment analysis, the Company recorded an impairment loss of $99,412 due to the write off the remaining unamortized carrying value of its intangible asset of $87,745 and the remaining prepaid expense of $11,667 related to the brand ambassador agreements.